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                              Janus Adviser Series
                       Supplement dated November 8, 2005
                      to Currently Effective Prospectuses

Janus Adviser Series (the "Trust") anticipates holding a Special Meeting of Shareholders (the "Meeting") on November 22, 2005 to vote on certain proposals as set forth below. Each proposal was previously approved by the Trustees of the Trust. Shareholders of record on September 9, 2005 will be entitled to vote at the Meeting.

Election of Trustees and Amendments to the Trust Instrument

Shareholders of EACH FUND will be asked to approve the following:

    - The election of nine Trustees. Seven of the nominees currently serve as Trustees of the Trust. If all nominees are elected, the Board of Trustees will be comprised of eight "independent" Trustees and one "interested" Trustee.

    - Amendments to the Trust's Amended and Restated Trust Instrument to: (i) provide for shareholder votes to be counted based on each dollar of net asset value held by a shareholder rather than one vote for each share;
      (ii) permit the Trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Funds or classes without shareholder approval; and (iii) permit the Trustees, subject to applicable federal and state law, to liquidate the Trust or any Fund or class thereof, without shareholder approval.

Elimination of a Fundamental Investment Policy

Shareholders of JANUS ADVISER FLEXIBLE BOND FUND will be asked to eliminate the Fund's fundamental policy to normally invest at least 80% of its assets in income-producing securities. Janus Adviser Flexible Bond Fund will maintain its policy to invest, under normal circumstances, at least 80% of its net assets in bonds. "Bonds" are currently defined to include mortgage-backed securities, corporate bonds, government bonds, convertible bonds and zero coupon bonds. The Fund's investment objective will not change as a result of this proposal.

Conforming Amendments to a Fund's Investment Advisory Agreement

Shareholders of JANUS ADVISER BALANCED FUND, JANUS ADVISER CONTRARIAN FUND, JANUS ADVISER CORE EQUITY FUND, JANUS ADVISER FLEXIBLE BOND FUND, JANUS ADVISER FOREIGN STOCK FUND, JANUS ADVISER FORTY FUND, JANUS ADVISER GROWTH AND INCOME FUND, JANUS ADVISER HIGH-YIELD FUND, JANUS ADVISER INTERNATIONAL GROWTH FUND, JANUS ADVISER LARGE CAP GROWTH FUND, JANUS ADVISER MID CAP GROWTH FUND, JANUS ADVISER MONEY MARKET FUND, JANUS ADVISER ORION FUND, JANUS ADVISER SMALL-MID GROWTH FUND, AND JANUS ADVISER WORLDWIDE FUND, voting separately, will be asked to approve certain amendments to the investment advisory agreement between the Trust, on behalf of their Fund, and Janus Capital Management LLC ("Janus Capital"). The amended agreements will conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the Funds it manages. Janus Capital intends to continue to provide the same level of services under the proposed amended investment advisory agreements and such amendments will not impact the fee paid by your Fund. If approved, the
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amended investment advisory agreement for each Fund is anticipated to become effective on January 1, 2006.

Performance-Based Investment Advisory Fee

Shareholders of JANUS ADVISER CONTRARIAN FUND, JANUS ADVISER MID CAP VALUE FUND, JANUS ADVISER RISK-MANAGED CORE FUND, AND JANUS ADVISER WORLDWIDE FUND, voting separately, will be asked to approve an amended investment advisory agreement between the Trust, on behalf of their Fund, and Janus Capital. The proposed amendment introduces a performance incentive investment advisory fee structure for each Fund. As proposed, a Fund's investment advisory fee rate will change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

Under the proposed amendment, the investment advisory fee to be paid to Janus Capital by each Fund will consist of two components: (1) a base management fee calculated by applying the current specified fixed-rate advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until a Proposed Amendment has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate will apply for the initial 12 months. When a proposed amended investment advisory agreement ("Proposed Amendment") has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amendment took effect. If approved for a Fund, the amended fee schedule for that Fund is expected to become effective on January 1, 2006. Approval of a Proposed Amendment is contingent upon approval of a similar proposed amendment by shareholders of other similar series advised by Janus Capital. Approval of the Proposed Amendment for Janus Adviser Contrarian Fund is contingent upon approval of a similar proposed amendment by shareholders of Janus Contrarian Fund. Approval of the Proposed Amendment for Janus Adviser Mid Cap Value Fund is contingent upon approval of similar separate proposed amendments by shareholders of Janus Mid Cap Value Fund and Janus Aspen Mid Cap Value Portfolio. Approval of the Proposed Amendment for Janus Adviser Risk-Managed Core Fund is contingent upon approval of similar separate proposed amendments by shareholders of Janus Risk-Managed Stock Fund and Janus Aspen Risk-Managed Core Portfolio. Approval of the Proposed Amendment for Janus Adviser Worldwide Fund is contingent upon approval of similar separate proposed amendments by shareholders of Janus Worldwide Fund and Janus Aspen Worldwide Growth Portfolio.

For each Fund, the fixed rate used in computing the Base Fee will be the same as that used in computing the fee paid to Janus Capital by the Fund under its current investment advisory agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the
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applicable performance measurement period. For purposes of computing the Base
Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

The investment performance of a Fund's load-waived Class A Shares ("Class A Shares") will be used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

The proposed Base Fee for each Fund (which is the same as the current annual investment advisory fee rate paid by the Fund) and the Fund's benchmark index are shown in the following table:

                                                                        BASE FEE
FUND                                BENCHMARK INDEX                 (ANNUAL FEE RATE)
----                                ---------------                 -----------------
Janus Adviser
  Contrarian Fund....                  S&P 500(R)                   0.64%
                                                                 Index
Janus Adviser Mid Cap
  Value Fund.........               Russell Midcap(R)               0.64%(#)
                                                                 Value
                                                                 Index
Janus Adviser Risk-
  Managed Core Fund..                  S&P 500(R)                   0.50%(##)
                                                                 Index
Janus Adviser
  Worldwide Fund.....           MSCI World(SM) Index***             0.60%

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*    The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
** The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth rates.
*** The Morgan Stanley Capital International ("MSCI") World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.
# This amount is reduced by the amount payable by Janus Adviser Mid Cap Value Fund to Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the subadviser to Janus Adviser Mid Cap Value Fund, pursuant to a subadvisory agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Janus Adviser Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended July 31, 2005, Janus Adviser Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. If this proposal is approved for Janus Adviser Mid Cap Value Fund, Perkins will receive a fee from the Fund that will adjust upward or downward based upon the Fund's performance relative to the Russell Midcap(R) Value Index.
## Janus Capital, and not Janus Adviser Risk-Managed Core Fund, pays Enhanced Investment Technologies LLC ("INTECH"), the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH.
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     Currently, that fee is calculated at an annual rate of 0.26% of the Fund's average daily net assets.

Performance-Based Sub-Advisory Fee Structure

Shareholders of JANUS ADVISER RISK-MANAGED CORE FUND only will be asked to approve an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. As proposed, the subadvisory fee rate payable by Janus Capital to INTECH will change from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index. Currently, Janus Capital, and not Janus Adviser Risk-Managed Core Fund, pays INTECH a fee for its services provided pursuant to the Sub-Advisory Agreement at an annual rate of 0.26% of the Fund's average daily net assets. The proposed subadvisory fee rate to be paid by Janus Capital to INTECH will consist of two components: (1) a base management fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the Proposed Amendment to the current investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund. No Performance Adjustment will be paid to INTECH until the proposed amended subadvisory agreement has been in effect for at least 12 months.

The Base Fee rate is the same as the annual fixed-rate fee paid by Janus Capital to INTECH under its current subadvisory agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

If this proposal is approved, the proposed amended subadvisory agreement and the new fee schedule are expected to become effective on January 1, 2006. Approval of the proposal is contingent upon approval of the Proposed Amendment to the current investment advisory agreement for Janus Adviser Risk-Managed Core Fund. For the first 12 months after the effective date, only the Base Fee rate will apply. When the proposed amended subadvisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the proposed amended subadvisory agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period. The Fund does not pay any subadvisory fees to INTECH; this fee is paid by Janus Capital.